                                                                     EXHIBIT 4.1

NUMBER                                                             SHARES

CB


TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

                           CORNERSTONE BRANDS, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                 SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 21922K 10 6

This Certifies that




is the owner of

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF

=========================== CORNERSTONE BRANDS, INC. ==========================

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
     This certificate and the shares of Common Stock represented hereby are received and held subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-Laws of the Corporation, all as from time to time amended, and the owner of this certificate by accepting the same expressly assents thereto. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.
     Dated:

                                           COUNTERSIGNED AND REGISTERED:

                                                    TRANSFER AGENT AND REGISTRAR

                                           BY

                                                            AUTHORIZED SIGNATURE


      [SIGNATURE APPEARS HERE]                     [SIGNATURE APPEARS HERE]

CHIEF FINANCIAL OFFICER AND TREASURER       CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                [SEAL OF CORNERSTONE BRANDS, INC. APPEARS HERE]

                           CORNERSTONE BRANDS, INC.

  The Corporation is authorized to issue more than one class or series of stock. Upon written request, the Corporation will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -as tenants in common            UNIF GIFT MIN ACT-____________Custodian ____________
        TEN ENT -as tenants by the entireties                         (Cust)                (Minor)
        JT TEN  -as joint tenants with right of                    under Uniform Gifts to Minors
                 survivorship and not as tenants                   Act_______________________________
                 in common                                                      (State)

   Additional abbreviations may also be used though not in the above list.



For value received, ________________hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------
|                                      |
----------------------------------------


________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated, ________________________________



                         _______________________________________________________
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.